UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2013

Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35236	27-3269228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE

Orchid Island Capital, Inc. (“Orchid”) has prepared presentation materials to be used in meetings with investors over the course of the next two weeks.  The materials are attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The slide deck presentation attached to this report as Exhibit 99.1 is being “furnished” pursuant under “Item 7.01. Regulation FD Disclosure” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended  (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement of other document filed by Orchid pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01.  OTHER EVENTS.

On June 10, 2013, Orchid announced that the Board of Directors declared a dividend for the month of June, 2013 of $0.135 per share to be paid on June 28, 2013 to holders of record on June 25, 2013 with an ex-dividend date of June 21, 2013.  In addition, the Company announced the details of its MBS portfolio as of May 31, 2013.  A copy of Orchid’s press release announcing the dividend and portfolio summary is attached hereto as Exhibit 99.2 and incorporated herein by this reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

99.1	Orchid Island Capital, Inc. Slide Deck Investor Presentation
99.2	Press Release dated June 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2013	ORCHID ISLAND CAPITAL, INC.

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer